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                                                                   Exhibit 10.2

                    ASSIGNMENT OF LOAN PURCHASE AND SALE AGREEMENT

     THIS ASSIGNMENT OF LOAN PURCHASE AND SALE AGREEMENT ("Assignment") is made as of the 30th day of April, 1998 by and between CONSTELLATION REAL ESTATE, INC., a Maryland corporation ("Assignor"), and CORPORATE OFFICE PROPERTIES, L.P. (the "Assignee").

                             EXPLANATORY STATEMENT

     A. Assignor, as Buyer, and Aetna Life Insurance Company, as Seller, have entered into a Loan Purchase and Sale Agreement dated March 13, 1998 and amended on April 16, 1998, relating to the sale of the loan made by Seller to Airport Square Limited Partnership, in the original principal amount of $60,207,694.80 (the "Loan") [the "Loan Purchase Agreement"].

     B. Assignor desires to assign its rights and obligations under the Loan Purchase Agreement to Assignee, and Assignee desires to assume such rights and obligations.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. In consideration of the sum of $1,250,000 paid by Assignee to Assignor, the receipt of which is hereby acknowledged, Assignor hereby assigns to Assignee all rights and obligations of the Assignor as the Buyer under the Loan Purchase Agreement. Such amount includes the amount of the deposit ($1,000,000) paid by Assignor to the Seller under the Loan Purchase Agreement. Payment shall be made as follows: (I) $1,000,000 herewith; and
(ii) $250,000 at the Closing under the Purchase and Sale Agreement between Aetna Life Insurance Company and Airport Square Limited Partnership dated as of April 1, 1998, which Agreement is to be assigned to Assignee by Aetna at the closing under the Loan Purchase Agreement.

     2. Assignee hereby accepts such rights and assumes the obligations of Assignor, as Buyer, under the Loan Purchase Agreement.

     3. Assignor hereby transfers and assigns to Assignee all right, title and interest in and to the deposit which Assignor has paid under the Loan Purchase Agreement, and Assignee shall be entitled to the application of the deposit upon the acquisition of the Loan from the Seller. Assignor warrants that the Loan Purchase Agreement is in full force and effect; that Assignee has not heretofore assigned to anyone any right, title or interest in the Loan Purchase Agreement; and that Assignor has full power and authority to make this assignment.

     4. Assignee hereby agrees to indemnify, hold harmless and defend Assignor against all liabilities, costs, expenses, and obligations (including attorneys fees) incurred by Assignor in connection with the Loan Purchase Agreement.

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     IN WITNESS WHEREOF, the parties have duly executed and delivered this
Assignment of Loan Purchase and Sale Agreement as of the date first written above.

WITNESS:                           ASSIGNOR:

                                   CONSTELLATION REAL ESTATE, INC.


/s/ John H. Gurley                 By:    /s/ Randall M. Griffin      (SEAL)
------------------------                  ----------------------
                                   Title: PRESIDENT


                                   ASSIGNEE:

                                   CORPORATE OFFICE PROPERTIES, L.P.
                                   By:  Corporate Office Properties Trust,
                                        General Partner


/s/ Roger A. Waesche, Jr.          By:    /s/ Clay W. Hamlin III      (SEAL)
-------------------------                 ----------------------
                                   Title:  President







J:\rel\constell.019
E738-019
4/28/98


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                             NOTICE TO SELLER

     You are hereby notified that all of the rights and obligations of Constellation Real Estate Inc. under the Loan Purchase and Sale Agreement dated March 13, 1998, as amended on April 16, 1998, between Constellation Real Estate, Inc. and Aetna Life Insurance Company have been assigned to
Corporate Office Properties, L.P..    Corporate Office Properties, L.P. has
accepted the rights and assumed the obligations of Constellation Real Estate, Inc. thereunder.

WITNESS:                           ASSIGNOR:

                                   CONSTELLATION REAL ESTATE, INC.


/s/ John H. Gurley                 By:     /s/ Randall M. Griffin      (SEAL)
------------------                         ----------------------
                                   Title:  President
                                           ----------


WITNESS:                           ASSIGNEE:

                                   CORPORATE OFFICE PROPERTIES, L.P.

                                   By:  Corporate Office Properties Trust,
                                        General Partner


/s/ Roger A. Waesche, Jr.          By:     /s/ Clay W. Hamlin III   (SEAL)
-------------------------                  ----------------------
                                   Title:  President
                                           -----------